                                                                    EXHIBIT 10.9


                      FLYCAST COMMUNICATIONS CORPORATION

                     AMENDED AND RESTATED VOTING AGREEMENT
                     -------------------------------------


     This Amended and Restated Voting Agreement (the "Agreement") is made as of
                                                      ---------
the 30th day of December, 1998, by and among FlyCast Communications Corporation, a California corporation (the "Company"), the investors listed on Exhibit A
                               -------                            ---------
hereto, each of which is herein referred to as an "Investor," and the holders of
                                                   --------
Common Stock listed on Exhibit B hereto, each of whom is herein referred to as a
                       ---------
"Founder".
 -------

                                   RECITALS
                                   --------

     The Company and the Investors have entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to
                         ------------------
which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Series C Preferred Stock. A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Founders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company, the Investors and the Founders each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series C Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth herein.

     The Fourth Amended and Restated Articles of Incorporation of the Company (the "Restated Articles") provide that (a) the holders of the Series A Preferred
      -----------------
Stock, as a class, shall be entitled to elect one (1) member of the Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors; (b) the holders of the Series B and Series C Preferred Stock, voting together as a class, shall be entitled to elect two (2) members of the Board of Directors at each meeting or pursuant to each consent of the Corporation's shareholders for the election of directors; and (c) any additional directors shall be elected by all of the holders of outstanding stock of the Corporation.

     The Company and certain of the Investors that are holders of the Company's Series A and Series B Preferred Stock (the "Existing Investors") also desire to
                                            ------------------
amend that certain Voting Agreement (the "Prior Agreement") dated as of July 11,
                                          ---------------
1997, by and among the Company, certain of the Founders and the Existing Investors and restate it in its entirety with this Agreement.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.   Board Representation.

          (a) So long as at least 300,000 shares of Series A Preferred Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like) are outstanding, the parties hereto agree to vote or act with respect to their shares so as to elect one (1) member of the Company's Board of Directors designated by holders of the majority of the Series A Preferred Stock, whose initial designee shall be Peter Olson,

          (b) So long as at least 3,000,000 shares of Series B and Series C Preferred Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like) are outstanding, the parties hereto agree to vote or act with respect to their shares so as to elect (i) two (2) members of the Company's Board of Directors designated by the holders of the majority of then-outstanding Series B and Series C Preferred Stock (the "Series B and Series
                                                             -------------------
C Directors"), whose initial designees shall be David Cowan and Ted Dintersmith;
-----------
and (ii) one (1) member of the Company's Board of Directors nominated by the Series B and Series C Directors and approved by a majority of the Company's Board of Directors other than the Series B and Series C Directors, whose initial designee shall be Michael Solomon.

          (c) So long as Bell South holds at least 75% of the Series C Preferred Stock purchased by it, the parties hereto agree to vote or act with regard to their shares so as to elect one member of the Company's Board of Directors as designated by BellSouth.

          (d) The parties hereto agree to vote or act with respect to their shares so as to elect the Chief Executive Officer of the Company, who is George Garrick as of the date of this Agreement, provided, however, that such person shall resign as director upon termination or resignation as Chief Executive Officer, such resignation to be effective upon termination or resignation from such office, without further action by such person.

     2.   CHANGE IN NUMBER OF DIRECTORS.  The Founders and the Investors will
          -----------------------------
not vote for any amendment or change to the Bylaws or Restated Articles providing for the election of more or less than five (5) directors, or any other amendment or change to the Bylaws inconsistent with the terms of this Agreement.

     3.   COMPENSATION COMMITTEE.  So long as at least 1,000,000 shares of
          ----------------------
Series B and Series C Preferred Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like) are outstanding, the Company's Board of Directors shall establish and maintain a Compensation Committee consisting of at least two members of the Board of Directors that are not employees of the Company.

     4.   LEGENDS.  Each certificate representing Founders' or Investor's Shares
          -------
shall be endorsed by the Company with a legend reading as follows:

     THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY, THE FOUNDERS AND THE INVESTORS (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN

     SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

     5.   TERMINATION. This Agreement shall terminate upon the earlier of (a)
          -----------
the consummation of the Company's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $8.00 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and which results in aggregate cash proceeds to the Company of $15,000,000 (net of underwriting discounts and commissions), (b) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Company), the sale of all or substantially all of the assets of the Company) unless the Company's shareholders of record as constituted immediately prior to such acquisition will, immediately after such acquisition (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity, or (c) ten (10) years from the date hereof.

     6.   AMENDMENTS; WAIVERS; TERMINATION OF PRIOR AGREEMENT.  Any term hereof
          ---------------------------------------------------
may be amended or waived only with the written consent of the Company, holders of at least two-thirds (2/3) of the Preferred Stock, voting together as a single class, and holders of at least a majority of the Founders' shares (or their respective successors and assigns); provided, however, that any such amendment or waiver that adversely affects any series or class of stock of the Company requires the written consent of the holders of at least two-thirds (2/3) of such series or class of stock of the Company. Section 1(c) of this Agreement shall only be amended with the written consent of BellSouth, so long as BellSouth holds at least 75% of the Series C Preferred Stock purchased by it. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Company, the holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock and any holder of Founders' Shares, and each of their respective successors and assigns. The Company, the Existing Investors, constituting the holders of at least a majority of the Series A and Series B Preferred Stock held by the Investors and their assignees now outstanding, and the Founders, agree that the Prior Agreement has been amended and restated in its entirety by this Agreement.

     7.   NOTICES.  Any notice required or permitted by this Agreement shall be
          -------
in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto or on Exhibit
                                                 ---------              -------
B hereto, or as subsequently modified by written notice.
-

     8.   SEVERABILITY.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement,
(b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     9.   GOVERNING LAW.  This Agreement and all acts and transactions pursuant
          -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     10.  COUNTERPARTS.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     11.  SUCCESSORS AND ASSIGNS.  The terms and conditions of this Agreement
          ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


                           [Signature Page Follows]

     The parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

                                    COMPANY:

                                    FLYCAST COMMUNICATIONS CORPORATION


                                    By: /s/ George Garrick
                                       ___________________________________
                                        George Garrick, President

                                    Address: 181 Fremont Street; Suite 120
                                             San Francisco, CA  94105


                                    INVESTORS:


                                    BESSEMER VENTURE PARTNERS IV LP

                                    By: Deer IV & Co. LLC
                                        Its General Partner


                                    By: /s/ Robert H. Buescher
                                       ___________________________________
                                        Robert H. Buescher, Manager


                                    BESSEMER VENTURE INVESTORS LP

                                    By: Deer IV & Co. LLC
                                        Its General Partner


                                    By: /s/ Robert H. Buescher
                                       ___________________________________
                                        Robert H.  Buescher, Manager

                                    Address: 1400 Old Country Road, Suite 407
                                             Westbury, NY  11590

                                    CHARLES RIVER PARTNERSHIP VIII, A LIMITED
                                    PARTNERSHIP

                                    By: Charles River VIII GP Limited
                                        Partnership, General Partner


                                    By: /s/
                                        ___________________________________
                                        General Partner

                                    Address:  1000 Winter Street, Suite 3300
                                              Waltham, MA 02154

                                    INTELLIGENT MEDIA VENTURES, INC.


                                    By: /s/ Bradley Greene
                                        ___________________________________
                                            Bradley Greene
                                            Attorney in Fact
                                    Address:  59 Executive Park Dr. South
                                              N. E. Atlanta, GA 30329

                                    PACIFIC TELESIS GROUP



                                    By: /s/ Donald E. Kiernan
                                        ___________________________________
                                               Donald E. Kiernan,
                                        Executive Vice President, Chief
                                              Financial Officer

                                    Address:  Pacific Telesis Group
                                              175 E. Houston
                                              11th Floor
                                              San Antonio, TX  78205
                                              ATTN:  General Attorney, M & A
                                              Legal

                                    Facsimile: 210-351-3488

                                    /s/ Peter D. Olson
                                    Peter D. Olson

                                    Address:  H3D Entertainment
                                              20195 Stevens Creek Blvd.
                                              Cupertino, CA  95014


                                    ALEX BROWN & SONS, CUSTODIAN FBO PETER D.
                                    OLSON


                                    By: /s/ Peter D. Olson
                                        Peter D. Olson

                                    ALEX BROWN & SONS, CUSTODIAN FBO LAWRENCE G.
                                    BRAITMAN


                                    By: /s/ Lawrence G. Braitman
                                        Lawrence G. Braitman


                                    Address:  123 Townsend Street, Suite 226
                                              San Francisco, CA  94107

                                    Ruth C. Dorward

                                    Address:  14200 1st Avenue South, #366
                                              Burien, WA  98168

                                    Bill Baughman



                                    Shirley Baughman

                                    Address:  c/o Haigh, Patty Baughman
                                              4408 216th S.W., Unit A
                                              Mount Lake Terrace, WA  98043

                                    Dave Thompson



                                    Beverly Thompson

                                    Address:  23850 Star Court
                                              Auburn, CA  95603

                                    ALEX BROWN & SONS, CUSTODIAN
                                    FBO HOWARD BRAITMAN


                                    By: /s/ Howard Braitman
                                        Howard Braitman

                                    Address: 5225 Clearbrook Drive
                                             Concord, CA 94521

                                    /s/ Rhona Rogers
                                    Rhona Rogers

                                    Address: 1906 South Forst Hill Place
                                             Danville, CA 94526

                                    /s/ Richard L. Thompson
                                    Richard L. Thompson

                                    Address: 123 Townsend Street, Suite 226
                                             San Francisco, CA 94107

                                     /s/ Jeffrey Y. Suto
                                    Jeffrey Y. Suto

                                    Address:  c/o Venture Law Group
                                                  2775 Sand Hill Road
                                                  Menlo Park, CA 94025

                                    VLG INVESTMENTS 1997


                                    By: /s/ Joshua Pickus

                                    Title:        General Partner
                                                  ---------------

                                    Print Name:   Joshua Pickus
                                                  -------------

                                    FOUNDERS:


                                    /s/ Lawrence G. Braitman
                                    Lawrence G. Braitman


                                    /s/ Peter D. Olson
                                    Peter D. Olson



                                    David W. Roth


                                    /s/ Michael Solomon
                                    Michael Solomon


                                    /s/ Richard L. Thompson
                                    Richard L. Thompson


                                    Miles Walsh

                                    WESTERN INVESTMENTS CAPITAL, LLC

                                    By:  /s/ Tania Modic

                                    Title:        Managing Member
                                                  ---------------

                                    Print Name:   Tania Modic
                                                  -----------

                                    /s/
                                    William T. Burgin


                                    BRIMSTONE ISLAND CO. L.P.



                                    By: /s/

                                    Name:

                                    Its:



                                    /s/
                                    Neill B. Brownstein



                                    /s/
                                    Robert H. Buescher



                                    /s/
                                    G. Felda Hardymon



                                    /s/
                                    Christropher Gabrieli


                                    /s/
                                    Gautam A. Prakash

                                    Name:

                                    Its:

                                    GABRIELI FAMILY FOUNDATION


                                    By: /s/

                                    Name:

                                    Its:



                                    /s/
                                    Michael I. Barach



                                    /s/
                                    David J. Cowan



                                    /s/
                                    Bruce K. Graham



                                    /s/
                                    Diane N. McPartlin



                                    /s/
                                    Ravi B. Mhatre

                                    /s/
                                    Robi L. Soni



                                    /s/
                                    Joanna A. Strober



                                    /s/
                                    William R. Wasik



                                    /s/
                                    Rodney A. Cohen



                                    /s/
                                    Richard R. Davis



                                    /s/
                                    Adam P. Godfrey


                                    LINDSAY 1994 FAMILY PARTNERSHIP, L.P.


                                    By: /s/


                                    John G. MacDonald



                                     /s/
                                    Howard S. Markowitz



                                    /s/
                                    Robert J. S. Roriston



                                    /s/
                                    Steven L. Williamson


                                    WOODS 1994 FAMILY PARTNERSHIP, L.P.


                                    By: /s/

                                    Name:

                                    Its:


                                    BVP IV SPECIAL SITUATIONS L.P.


                                    By: /s/

                                    Name:

                                    Its:

                                    Address:  c/o Bessemer Partners IV L.P.

                                    1400 Old Country Road, Suite 407
                                     Westbury, NY  11590

                                    ST. PAUL VENTURE CAPITAL IV, LLC


                                    By: /s/ James R. Simons

                                       James R. Simons, General Partner


                                    ST. PAUL VENTURE CAPITAL AFFILIATES FUND I,
                                    LLC

                                    By:    St. Paul Venture Capital, Inc.
                                    Its:  Manager


                                    By: /s/ James R. Simons
                                       James R. Simons, Executive Vice
                                       President

                                    Address: St. Paul Venture Capital
                                             8500 Normandale Lake Blvd.
                                             Suite 1940
                                             Bloomington, MN  1940

                                     /s/ Jeff Goodman
                                    Jeff Goodman

                                    Address: 665 Silver Ave.
                                             Half Moon Bay, CA 94019

                                    /s/ Rob Coneybeer
                                    Rob Coneybeer

                                   Address:  1971 Broadway
                                             San Francisco, CA 94109

                                    COMDISCO, INC.



                                    By: /s/

                                    Name:

                                    Title:

                                    Address: 3000 Sand Hill Road
                                             Building 1, Suite 155
                                             Menlo Park, CA  94025
                                          Attn:  Christine Fera

                                    BESSEC VENTURES IV L.P.

                                    By:  Deer IV & Co. LLC, It's General Partner


                                    By: /s/ ROBERT H. BUESCHER

                                         Robert H. Buescher, Manager

                                    FRANK L. WALTERS


                                    By: /s/ FRANK L. WALTERS
                                        _____________________________
                                        Name: Frank L. Walters


                                    Address: 23 Fairview Ave.
                                             Atherton, CA 94027

                                    Facsimile: 650-321-0157

                                    By:______________________________



                                    Address:


                                    Facsimile:

                                    HOWARD DRAFT


                                    By: /s/ HOWARD DRAFT
                                        _____________________________
                                        Name: Howard Draft


                                    Address: 633 N. St. Clair Street
                                             20/th/ Floor
                                             Chicago, IL 60611

                                    ABS EMPLOYEE VENTURE FUND, LP


                                    By: /s/


                                    Name:____________________________

                                    Title:___________________________

                                    Address:



                                    Facsimile:

                                    U.S. DEVELOPMENT CAPITAL INVESTMENT COMPANY


                                    By: /s/
                                        _____________________________
                                        Name:
                                        Title:

                                    Address:

                                   EXHIBIT A
                                   ---------

                                   INVESTORS


INVESTOR


Bessemer Venture Partners IV LP
 1400 Old Country Road, Suite 407
 Westbury, NY  11590

Bessemer Venture Investors LP
 1400 Old Country Road, Suite 407
 Westbury, NY  11590

Charles River Partnership VIII
 1000 Winter Street, Suite 3300
 Waltham, MA 02154

Peter D. Olson
 H3D Entertainment
 20195 Stevens Creek Blvd.
 Cupertino, CA  95014

Ruth Dorward
 14200 1st Avenue South, #366
 Burien, WA  98168

Bill and Shirley Baughman
 c/o Haigh, Patty Baughman
 4408 216th S.W., Unit A
 Mount Lake Terrace, WA  98043

Dave and Beverly Thompson
 23850 Star Court
 Auburn, CA  95603

                     SECOND CLOSING - ADDITIONAL INVESTORS
                     -------------------------------------

SECOND CLOSING - BESSEMER INVESTORS

INVESTOR
--------
William T. Burgin
Brimstone Island Co. L.P.
Neill H. Brownstein
Robert H. Buescher
G. Felda Hardymon
Christopher Gabrieli
Gabrieli Family Foundation
Michael I. Barach
David J. Cowan
Bruce K. Graham
Diane N. McPartlin
Ravi B. Mhatre
Gautam A. Prakash
Robi L. Soni
Joanna A. Strober
William R. Wasik
Rodney A. Cohen
Richard R. Davis
Adam P. Godfrey
Lindsay 1994 Family Partnership, L.P.
John G. MacDonald
Howard S. Markowitz
Robert J. S. Roriston
Steven L. Williamson
Woods 1994 Family Partnership, L.P.
Bessemer Venture Partners IV L.P.
BVP IV Special Situations L.P.

     Address: c/o Bessemer Partners IV L.P.
              1400 Old Country Road,
              Suite 407
              Westbury, NY 11590
              Attn. Robert H. Buescher

SECOND CLOSING - FRIENDS OF THE COMPANY:
---------------------------------------

INVESTOR
--------

VLG Investments 1997

     Address: c/o Venture Law Group
              2800 Sand Hill Road
              Menlo Park, CA 94025
              Attn. Linda K. Glisson

UMB, N.A., as Trustee For Brobeck, Phleger & Harrison
Savings Trust FBO Jeffrey Y. Suto

     Address: 1010 Grand Blvd.
              Kansas City, MO 64106
                 Attn. Susan Longrace

THIRD CLOSING - ADDITIONAL CORPORATE INVESTORS AND
--------------------------------------------------
            FRIENDS OF THE COMPANY
            ----------------------

St. Paul Venture Capital IV, LLC
St. Paul Venture Capital Affiliates Fund I, LLC

     Address: 8500 Normandale Lake Blvd.
              Suite 1940
              Bloomington, MN  55437
              Attn:  James R. Simons
Jeff Goodman

     Address: 665 Silver Ave.
              Half Moon Bay, CA 94019

Rob Coneybeer

     Address: 1971 Broadway
              San Francisco, CA 94109

COMDISCO CLOSING:
-----------------

Comdisco, Inc.

     Address: 3000 Sand Hill Road
              Building 1, Suite 155
              Menlo Park, CA 94025
              Attn:  Christine Fera

          SERIES C CLOSINGS--ADDITIONAL INVESTORS
          ---------------------------------------

Intelligent Media Ventures, Inc.

     Address: 59 Executive Park Dr. South
              N.E. Atlanta, GA 30329

Pacific Telesis Group

     Address: 175 E. Houston
              11/th/ Floor
              San Antonio, TX 78025
              Attn: General Attorney, M&A
              Legal

Frank L. Walters.

     Address: 23 Fairview Ave.
              Atherton, CA 94027

                                   EXHIBIT B
                                   ---------

                                   FOUNDERS

Lawrence G. Braitman

Peter D. Olson

David W. Roth

Michael Solomon

Richard L. Thompson

Miles Walsh